UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

349 Ridgedale Avenue

East Hanover, NJ  07936

(Address of principal executive offices)(Zip code)

David Y.S. Chiueh

349 Ridgedale Avenue

East Hanover, NJ  07936

 (Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

_____________________________________________________________________________

Upright Growth Fund

____________________________________________________________________________________________

September 30, 2015

____________________________________________________________________________________________

TABLE OF CONTENTS

Shareholders Letter…………………………………………………………………………………………1

Schedule of Investments ……………………………………………………………….…………………

4

Statement of Assets and Liabilities…………………………………………………………………………7

Statement of Operations…………………………………………………………………….………………8

Statements of Changes in Net Assets………………………………………………………….……………9

Notes to Financial Statements………………………………………………………………………………10

Financial Highlights…………………………………………………………………………………………13

Report of Independent Registered Public Accounting Firm…………………………………………..……14

Fund Expense……………………………………………………………………………………………….15

Security Holdings By Industry Sector………………………………………………………………………16

Trustees and Officers………………………………………………………………………………………17

December 11, 2015

Dear Valued Shareholder:

We would like to present the Annual Report of Upright Growth Fund for the fiscal year from October 1, 2014 to September 30, 2015.  The Fund declined 6.48% while the S&P 500 Index declined 0.61% for the same period.  This comparison may not truly reflect the Fund’s short term performance due to the Fund’s high mark base on October 1, 2014.  For investors who are interested in calendar returns, the Fund’s return was 15.53% vs 15.48% for S&P500 in 2014. In addition, from 1/01/15 to 09/30/15, the Fund’s YTD return has a slight decline of 0.73% vs S&P500’s 5% decline.

For the intermediate term, comparing the Fund vs S&P 500 for the past three years, the return rate is 14.5% and 12.40%, respectively.  The past five-year return of the two is 14.52% vs 13.34%.  For long term investment, the Fund also yields higher return than S&P500.

Market Review

Recently, the to-be-determined interest rate hike by Federal Reserve Bank has been a major topic on the financial news. Right after the 2008 financial crisis, the US unemployment rate reached 10% in late 2009.  Currently the unemployment rate is holding at around 5% with strong job growth in December 2015.  This is considered full employment because unemployment rarely drops below 5% even in a strong economy.

I believe the Fed will increase interest rate by the end of 2015. US stock market has delivered positive returns for six straight years.  And US economy is leading the rest of the world and it continues to show strength and recovery.

The EU, Japan and China are still recovering from a sluggish economy, even copying and using US QE (monetary Quantum Easing) strategy to lower borrowing cost, stimulate consumption… etc. So the US interest hike would most likely offset the outcome of other countries. As such, I have sound reasons to believe that Fed rate hike would happen in a cautiously incremental manner rather than a lift-off approach when it is time to raise the rate at the end of 2015.

It is only a matter of time for interest rate increase to take place.  I take this as a positive sign for the US since the financial crisis of 2008.  Even though low interest borrowing may soon be a thing of the past, yet there is no reason to feel melancholic about it.  It is not going away overnight for sure!  If interest rate does take a steady turn upwards, it may mean the US economy has strengthened considerably, and a period of expansion may be at hand.

In my opinion, the timing of interest rate increase is not as critical as the percentage of rate increase.  However, based on the explanation given earlier, the global economy continues its climb toward recovery; and before it shows any semblance of full recovery, the rate increase should be very gradual.

If rate increase is not my major concern, what then is my focus now?  Valuation. US stock market has delivered positive returns for six straight years. It is not cheap anymore.  Although the economy continues to recover and is showing some strength, it is rather difficult to find good companies, especially in the growth category, at bargain price or even fair price.  So we look to other areas like the value sector or small to medium size companies.

The following is evidence:

1)

Starbucks – one of the Fund’s top ten holdings in the past.  I sold most of our positions and took some handsome profit since 2008.  It is a great company and I still like it.  However, its current price with a valuation of 32 P/E, 18% growth rate based on census estimate by analysts, cause me to wonder how long Starbucks can sustain this high P/E ratio.

2)

Costco – another good company. Many husbands say, “I love my wife very much, but it is hard to master her”.  The same goes for the stock price of Costco. It skyrockets which makes it hard to grasp let alone master it.  Costco has a high P/E ratio of 30 with only 10 % growth rate. Yes, it is a good company but the price leaves a lot to be desired.

I would say the US stock market is not a bargain right now. In general, US stock prices may continue to ascend; however, it will not be non-stop growing that creates a straight line graph. Any market correction or pull back during the period will be a healthy sign.  As I mentioned before, the majority of good bull rallies require a healthy dose of fear or cooling down.

Stock valuations do ultimately matter. Currently, stocks in general are still fair-priced when considering the factors of the historically low interest rate environment. Market average dividend yields around 2% as opposed to a 10 year treasury bond yield around 2.3%. Although they are very close, the stock market also provides attractive capital appreciation return to investors.

However, if the market price keeps ascending and hits new highs, it will gradually become overvalued. At first, it will only be a little overvalued, but if the market price keeps growing, the gap will widen and the overall valuation will increase as well.

Conclusion

Do not let short-term uncertainty derail long-term investment goal.

When the stock market reaches its new high, some investors may question whether the market is overheated. Periods of uncertainty can present challenges; correction is also inevitable for the market that is continuously reaching its new high. We deem it healthy and necessary, while at the same time we pay a lot of attention to market and stock valuation.  Once the stocks rise without fundamental support, we will raise cash and wait for the next opportunity.  We appreciate your trust and business in the past and look forward to duplicating the past five years’ outstanding performance again in the upcoming future.

Sincerely,

David Y. S. Chiueh,

Portfolio Manager

This chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index.   Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

Average Annual Returns

For the Periods ended September 30, 2015

	1 -Year	3 - Year	5 - Year	10 Year
Upright Growth Fund	（6.78%）	14.50%	14.52%	2.92%
S&P 500 Index	（0.61% ）	12.40%	13.34%	6.80%
* Inception January 21, 1999

Schedule of Investments
September 30, 2015
	Number of Shares	Market Value
COMMON STOCKS – 84.24%
-------------------------	------------	---------------

Basic Material-0.78%
BHP Billiton Ltd Adr	800	25,296
Dow Chemical Company	1,000	42,400
		---------------
		67,696

Bank-1.61%
Bank Of America Corp	9,000	140,220

Consumer-21.41%
Apple Inc	16,800	1,853,040
Whirlpool Corp	100	14,716
		---------------
		1,867,756

Diversified Company-0.34%
Manitowoc Company Inc	2,000	30,000

Electronic-24.09%
Corning Inc	1,000	17,120
Silcon Motion Technology	71,000	1,939,010
Vishay Intertechnology Inc	15,000	145,350
		---------------
		2,101,480

Energy-1.89%
Plug Power Inc New	90,000	164,700

Food-0.38%
Starbucks Corp	200	11,368
Whole Foods Market, Inc.	700	22,155
		---------------
		33,523

Precious Metals-0.38%
Proshares Ultra Gold	1,000	33,240

Insurance-1.48%
Genworth Financial Inc	2,500	11,550
Metlife Inc	2,500	117,875
		---------------
		129,425

Internet-0.70%
Google Inc	100	60,842

Machinery-0.07%
Caterpillar,Inc	100	6,536

Medical-3.10%
Abbott Laboratories	1,500	60,330
ABBVIE INC COM	500	27,205
ALLERGAN plc Ordinary Sha	200	54,362
Pfizer Incorporated	500	15,705
Teva Pharm Inds Ltd Adrf	2,000	112,920
		---------------
		270,522

Oil-1.37%
Chevron Corporation	300	23,664
NOBLE CORPORATION PLC	7,000	76,370
Transocean Offshore Inc	1,500	19,380
		---------------
		119,414

Retail-0.46%
Aeropostale Inc	65,000	40,300

Semiconductor-26.16%
Himax Technologies Adr	220,000	1,753,400
Taiwan Semiconductr Adr	25,500	529,125
		---------------
		2,282,525

Transportation-0.02%
Dryships Inc	10,000	1,688

		---------------
		7,349,867

Short-Term Investments-
Money Markets-16.40%		1,430,589
		---------------
Total Investments ( cost 5,955,757 ）- 100.64%		8,780,456

Other Assets Less Other Liabilities-0.64%		(56,222)

Total Net Assets- 100%		8,724,234

* Non-income producing security
ADR - American Depository Receipt

See accompanying notes to financial statements.

Statement of Assets and Liabilities
September 30, 2015

ASSETS:
Investments, at market value (identified cost $5,955,757)	8,780,456
Dividends receivable	91
Accrued interest receivable	94
Subscriptions receivable	500

Total Assets	8,781,141

LIABILITIES:
Investment advisory fees accrued	31,048
Administrative fees accrued	8,728
Custodian fees	1,836
Auditing fees	10,759
Trustee fees	485
Registration fees	2,240
Miscellaneous	728
Insurance fees	1,083

Total Liabilities	56,907

NET ASSETS	8,724,234

NET ASSETS CONSIST OF:

Paid-in capital	6,479,395
Accumulated undistributed:
Net investment (loss)	(854,339)
Net realized gain	274,479
Net unrealized appreciation	2,824,699

Net Assets (based on 716,513 shares outstanding)	$8,724,234

Net Asset Value, redemption price per share
$12.18
Maximum offering price per share, 100/97 0f $12.18
$12.56

See accompanying notes to financial statements.

Statement of Operations
For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividend income	$204,141
Interest income	1,784

Total investment income	205,925

EXPENSES:
Investment advisory fees	146,556
Administrative fees	43,900
Custodian fees	4,616
Auditors and legal fees	10,730
Blue sky fees	536
Insurance	1,825
Miscellaneous	14,694
Total expenses	222,857

NET INVESTMENT(LOSS)	(16,932)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment securities	253,182
Change in unrealized appreciation on investments- net	(906,498)

Total realized and unrealized appreciation on investments- net	(653,316)
($670,248)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	September 30,
	2015	2014
OPERATIONS
Net investment loss	(16,932)	(60,066)
Net realized gain (loss) on investment transactions	253,182	1,425,634
Net change in unrealized appreciation (depreciation) on investments	(906,498)	1,828,015

Net increase (decrease) in net assets from operations	(670,248)	3,193,583

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,261,983	1,026,773
Payments for shares redeemed	(4,571,627)	(454,556)
Distributions to shareholders	(924,679)	-

Net increase (decrease) in net assets from capital share transactions	(3,234,323)	572,217

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,904,571)	3,765,800

NET ASSETS:
Beginning of year	12,628,805	8,863,005

End of year	8,724,234	12,628,805

CHANGES IN SHARES OUTSTANDING
Shares sold	104,385	80,198
Shares reinvested	76,864	-
Shares redeemed	(341,151)	(34,190)

Net increase (decrease) in shares outstanding
	(159,902)	46,008

Note- the Fund has no undistributed net investment income, undistributed capital gains (losses), or accumulated distributions in excess of net investment income for each of the periods presented.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 1. ORGANIZATION

The Upright Investments Trust (the “Trust”) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management Investment Company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)

Fair Value Measurements

ASC 820-10 establishes a three-tier framework for measuring fair value based upon a hierarchy of inputs.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices active in markets for identical investments.

Level 2 – Other significant observable inputs (including quoted prices for identical investments on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default risk and similar data.)

Level 3 – Significant unobservable inputs, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the investment, and would be based upon the best available information.

The following table summarizes the inputs used to value the Fund’s investments as of September 30, 2015:

Level 1

      $ 8,780,456

Level 2

           -

Level 3

                          -

Total

      $ 8,780,456

b)

Investment Valuation

All of the Fund’s investments consist of listed equity securities or money market funds.  The listed equity securities are traded on a national securities exchange (or reported on the NASDAQ national market) and are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Equity securities which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.

Money market funds are valued at their closing net asset value on the day the valuation is made.

c)

Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Tax basis components of distributable earnings - There is no undistributed ordinary income.

As of September 30, 2015, the gross unrealized appreciation for all securities totaled $3,330,876 and the gross unrealized depreciation for all securities totaled ($506,177) resulting in a net unrealized appreciation of $2,824,699 for tax purposes.

Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, are declared at least annually.  Distributions are recorded on the Ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses.

d)

Other - Investment and shareholder transactions are recorded on the trade date.  Gains and losses on securities transactions are determined on the basis of identified cost.  Dividend income is recognized on the ex-dividend date or as soon as

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2015

information is available to the Fund, and interest income is recognized on an accrual basis.

e)

Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.   The Fund did not enter any repurchase agreements during 2015 or 2014.

f)

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

g)

Securities Sold Short - The Fund may make short sales. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination.  The Fund records a realized gain or loss when the short position is closed out.  The fund did not have any open short positions at September 30, 2015.

h)

Securities Purchased on Margin – The Fund may purchase securities on margin in which case the Fund does not fully pay for securities purchased and borrows amounts to settle the purchase.  No securities were purchased on margin during the year ended on September 30, 2015. During this period, the fund paid no margin interest.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended September 30, 2015 (excluding repurchase agreements and short-term securities), were as follows:

Other than

U.S. Govt.

Securities

Purchases    -

              $626,139

Proceeds from sales           $1,729,184

As of September 30, 2015, the gross unrealized appreciation for all securities totaled $3,330,876 and the gross unrealized depreciation for all securities totaled ($506,177) for a net unrealized appreciation of $2,824,699 for tax purposes.  The aggregate cost of securities including cash and money funds on September 30, 2015 was $5,955,757.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH AFFILIATES

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its daily net assets.  The Fund has accrued $31,048 of adviser fees through September 30, 2015.  During the year ended September 30, 2015 the fund incurred $146,556 in advisory fees.

Upright Financial Corporation is the Fund’s administrator (the “Administrator”). As compensation for services rendered to the Fund, the Administrator is entitled to receive a fee. The Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% the Fund shall pay to the Administrator at the end of each calendar month a fee at the annual rate of 0.45% of the Fund’s average daily net assets for the first $50 million of average daily net assets and 0.40% of the Fund’s average daily net assets for average daily net assets over $50 million, as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund’s Prospectus and Statement of Additional Information.

The Fund has accrued $8,728 of administrative fees through September 30, 2015. During the year ended September 30, 2015, the Fund incurred $43,900 in administrative fees.

The investment advisor has paid the trustee fee personally. According, the trust fee payable is due to him.

NOTES TO FINANCIAL STATEMENTS

(CONTINUED)

SEPTEMBER 30, 2015

Mutual Shareholder Services serves as transfer agent and US Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

  For the year ended

  September 30, 2015

Shares sold

181,249

$

2,261,983

Shares redeemed

(341,151)

(4,571,627)

Net capital share

        ----------         ------------ --

Transactions

                  (159,902)

    $   (2,309,644)

For the year ended

September 30, 2014

Shares sold

80,198

$

1,026,773

Shares redeemed

(34,190)

(454,556)

Net capital share

        ----------         ------------ --

Transactions

                   46,008

           $572,217

On December 15, 2014, a long term capital gain distribution of $1.26 was declared.  The dividend was paid on December 15, 2014 to shareholders of record December 15, 2014.  As a result, 76,864 shares valued at $924,679 were distributed to shareholders.  All of these shares were reinvested into the Fund.

6. SUBSEQUENT EVENTS

Management has determined that no material events or transactions occurred subsequent to September 30, 2015 through the date the financial statements were issued that would require recognition or disclosure in these financial statements.

Upright Growth Fund

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended September 30,
	2015	2014	2013	2012	2011
PER SHARE DATA
Net asset value, beginning of year	14.41	10.67	8.96	6.76	6.82
Investment operations:
Net investment loss	(0.02)	(0.07)	(0.02)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.96)	3.80	1.73	2.28	0.02

Total from investment operations	(0.98)	3.74	1.71	2.20	(0.06)

Less distributions from net investment income	(1.26)	-	-	-	-

Net asset value, end of year	12.17	14.41	10.67	8.96	6.76

TOTAL RETURN	(6.78%)	35.01%	19.08%	32.54%	(0.88%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	8,724.00	12,629.00	8,863.00	7,132.00	5,084.00

Ratio of net expenses to average net assets	2.34%		2.17%	2.22%	2.31%
		2.16%
Ratio of net investment income (loss) to average net assets	(0.21%)		(0.23%)	(0.95%)	(1.08%)
		(0.52%)
	20.36%		4.71%	13.05%	15.02%
Portfolio turnover rate		46.71%

Note: the Fund used the average share method to calculate selected data per share throughout each year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Upright Growth Fund

We have audited the accompanying statement of assets and liabilities of Upright Growth Fund (the “Fund”), including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.  The financial highlights for the years ended September 30, 2012 and 2011 were audited by other auditors whose report dated November 29, 2012, expressed an unqualified opinion on the financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Upright Growth Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cowan, Gunteski & Co., P.A.

Tinton Falls, NJ

December 11, 2015

 Reply to: 730 Hope Road    Tinton Falls    NJ 07724    Phone: 732.676.4100    Fax: 732.676.4101

40 Bey Lea Road, Suite A101    Toms River    NJ 08753    Phone: 732.349.6880    Fax: 732.349.1949

Member of CPAmerica International

Auditors of SEC Registrants under the PCAOB

www.CGteam.com

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as sales charge if applied, and (2) ongoing costs, including investment advisory fees and other fund expenses. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2015 through September 30, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expense. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Upright Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2015	September 30, 2015	April 1, 2015 to September 30, 2015

Actual	$1,000.00	$956.01	$11.47
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1013.34	$11.81

* Expenses are equal to each Fund's annualized expense ratio of 2.34%, multiplied by the average account value over the period, Multiplied by 183/365 (to reflect the one-half year period).

UPRIGHT GROWTH FUND

 Security Holdings By Industry Sector

September 30, 2015

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio investments.

Upright Growth Fund
By Industry Sectors
Basic Materials 0.77%
Bank 1.60%
Money Market Funds 16.30%
Transportation 0.02%
Consumer 21.27%
Diversified Company 0.34%
Electronic 23.93%
Semiconductor 26.00%
Retail 0.46%
Oil 1.36%
Medical 3.08%
Machinery 0.07%
Internet 0.69%
Insurance 1.47%
Precious Metals 0.38%
Food 0.38%
Energy 1.88%

The pie chart calculation is based on Total Investments of $ 8,780,456

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With the Trust	Principal Occupations During Past 5 Years	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1957	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990; He held the license of Certified Financial planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carol Jou 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1964 Alice Chen 349 Ridgedale Ave, East Hanover NJ 07936 Year of Birth: 1962	Trustee and Chief Compliance Officer Trustee and Financial Officer	Since December 2005/ Indefinite Since November 2009/ Indefinite

Manager, Novartis Pharmaceutical Corporation

(2005 to present)

IT application systems Engineer, Schering-Plough Pharmaceutical Corporation, Kenilworth (2001 to 2005)

Controller, Great China Chartering & Agency Corp. at New Jersey & Shanghai, China

Senior

Administrator,

J&M

Manufacturing

Corp, New Jersey

				1 1	N/A Alice N Chen Bing B Chen JTWROS

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

349 Ridgedale Ave.

East Hanover NJ 07936

Custodian

US Bank

1555 N. River Center Drive

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cowan, Gunteski &Co., P.A

730 Hope Road

Tinton Falls, New Jersey 07724

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Alice Chen

Carol Jou

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Trustee

Date: December 14, 2015

By : /s/ David Y.S Chiueh

David Y.S Chiueh

Chief Financial Officer

Date: December 14, 2015

Item 2. Code of Ethics.

(a)   As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)   Compliance with applicable governmental laws, rules, and regulations;

(4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)   Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has created a permanent audit committee, on 10/10/03, the current head is Ms. Alice Chen, who is qualified as financial expert under current SEC regulations.   She has more than 20 years of experiences in the field.  Each member of the audit committee is “independent”, as that term is defined under applicable law.  The audit committee meets at least annually with the independent accountants (CPA) and executive officers of the Company.  The audit committee reviews, among other matters, the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, and the responsibilities and fees of the independent accountants.  The recommendations of the audit committee are reported to the full Board.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

FY 2015

$10,000

FY 2014

$ 10,000

(b) Audit-Related Fees

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

N/A

(c) Tax Fees

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

N/A

(d)  All Other Fees

FY 2015

$ 0

FY 2014

$ 0

Nature of the fees:

N/A

(e)

(1) Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Percentages of Services Approved by the Audit Committee

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2015

$ 0

FY 2014

$ 0

(h)  The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)   Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2013, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)   There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) EX-99.CODE ETH.  Filed herwith.

(a)(2) EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)  EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

David Y.S. Chiueh

Chief Executive Officer

Date: December 14, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

David Y.S. Chiueh

Chief Executive Officer

Date: December 14, 2015

By : /s/ David Y.S Chiueh

David Y.S. Chiueh

Chief Financial Officer

Date: December 14, 2015